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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217




NOTICE AND SUPPLEMENT DATED AUGUST 8, 2002 TO THE CURRENT PROSPECTUSES FOR THE:

     o   EQUITABLE VARIABLE ANNUITY POLICIES
     o   EQUITABLE VARIABLE LIFE CONTRACTS
     o   EQ ADVISORS TRUST

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EQ/ALLIANCE GLOBAL PORTFOLIO:

We are asking the Securities and Exchange Commission ("SEC") to approve the substitution of securities issued by the EQ Advisors Trust's ("Trust") EQ/Alliance International Portfolio ("Substituted Portfolio") for securities issued by the EQ/Alliance Global Portfolio ("Removed Portfolio"), another portfolio of the Trust that is currently available under the variable investment options (the "Substitution"). The Substituted Portfolio has the same investment objective and similar investment policies and risks as the Removed Portfolio. The Substituted Portfolio invests primarily in equity securities of established foreign companies (which may have operations in the U.S., in their country of incorporation and/or in other countries), whereas the Removed Portfolio invests primarily in equity securities of both U.S. and foreign companies. A detailed description of each Portfolio is contained in the Trust's Prospectus dated May 1, 2002, a copy of which was previously provided to you. If the Substitution is approved, the assets of the Removed Portfolio would be transferred to the Substituted Portfolio, which will be available for investment under a corresponding variable investment option.

We believe that this Substitution is in your best interest because the Substituted Portfolio provides similar, though not identical, investment exposure as the Removed Portfolio. Immediately after the Substitution, the Substituted Portfolio will reduce its management fee by adopting the management fee schedule of the Removed Portfolio (i.e., an annual rate of 0.750% of the first $1 billion, 0.700% of the next $1 billion, 0.675% of the next $3 billion, 0.650% of the next $5 billion and 0.625% thereafter), which at all asset levels is lower than the current management fee for the Substituted Portfolio. Moreover, it is expected that the Substituted Portfolio will have the same total expense ratio that the Removed Portfolio had immediately before the Substitution. The Equitable Life Assurance Society of the United States ("Equitable") is the manager of the Substituted and Removed Portfolios. Alliance Capital Management, L.P., provides the day-to-day advisory services to the Substituted and Removed Portfolios.

You should note that:

    o No action is required on your part. You will not need to vote a proxy, file a new election or take any other action if the SEC approves the Substitution.
    o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.
    o Equitable will bear all expenses, including legal, accounting, brokerage and other fees and expenses, directly related to the Substitution.
    o On the effective date of the Substitution, your account value will be the same as immediately before the transaction.
    o  The Substitution will have no adverse tax consequences for you.

Subject to SEC approval, which cannot be assured, we expect the Substitution to be completed on or about November 8, 2002. It will affect everyone who has amounts invested in the Removed Portfolio at that time. Of course, you may transfer your account value among the investment options, as usual. Any transfer fees that otherwise would apply will be waived on transfers out of either Portfolio that you make within 30 days before or after the Substitution. These transfers also will not count against the limit (if any) on the number of transfers permitted under your Contract. Please contact your agent or representative for more information about these options.

We will notify you again when we receive SEC approval and the Substitution is complete.

    Please write to The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                for a copy of the
      Trust Prospectus or an Equitable Variable Annuity or Life Prospectus